UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________________________

FORM 8-K
_______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

MEDLEY MANAGEMENT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36638	47-1130638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue, 6th Floor East
New York, New York 10017
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 759-0777
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MDLY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 29, 2019, at the annual meeting of stockholders (the “Annual Meeting”) of Medley Management Inc. (the “Company”) held on such date, the Company’s stockholders approved an amendment to the Company’s 2014 Omnibus Incentive Plan (as so amended, the “Incentive Plan”) to increase the number of the awards available for issuance thereunder by 4,500,000 to 9,000,000. The description of the Incentive Plan set forth in Proposal No. 3 as contained in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2019 (the “Proxy Statement”) is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K. Such description of the Incentive Plan is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached to the Proxy Statement as Annexure A and is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s Proxy Statement. Following are the final voting results for the matters submitted to a vote of stockholders.

Proposal No. 1 - Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the Company’s 2020 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Brook Taube	245,362,954	750,501	2,306,454
Seth Taube	245,360,954	752,501	2,306,454
Jeffrey Tonkel	245,448,130	665,325	2,306,454
James G. Eaton	245,781,617	331,838	2,306,454
Jeffrey T. Leeds	245,781,617	331,838	2,306,454
Guy T. Rounsaville, Jr.	245,365,016	748,439	2,306,454

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
248,324,784	84,378	10,747	0

Proposal No. 3 - Approval of Amendment to the 2014 Omnibus Incentive Plan
The Company’s stockholders approved an amendment to the Company’s 2014 Omnibus Incentive Plan to increase the number of the awards available for issuance thereunder by 4,500,000 to 9,000,000.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
245,247,826	849,681	15,946	2,306,456

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.
By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Date: May 31, 2019